Exhibit 10.1

NEUROTHERA LABS INC.
SUBSCRIPTION AGREEMENT FOR UNITS

TO: NEUROTHERA LABS INC. (the “Corporation”)

The undersigned (the “Subscriber”) on its own behalf, and, if applicable, on behalf of the person for whom the undersigned is contracting hereunder as trustee or agent (a “Beneficial Purchaser”), hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of units of the Corporation (“Units”) at a price of CAD$0.12 per Unit. Each Unit consists of one common share in the capital of the Corporation (each, a “Share”) and one Share purchase warrant (each, a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one common share of the Corporation (a “Warrant Share”) at a price in USD equivalent to CAD$0.16 until the date which is 36 months following the Closing Date (as defined herein) (the “Warrant Term”), provided that, in the event the common shares of the Corporation are approved for listing on the Nasdaq Stock Market, the Corporation shall be entitled to accelerate the expiry date of 50% of the then unexercised Warrants upon written notice of such acceleration to holders, and otherwise on the terms and subject to the conditions set out in the warrant certificate (the “Warrant Certificate”). This agreement, which for greater certainty includes and incorporates the attached schedules, as each may be amended, supplemented or restated, is referred to herein as the “Subscription Agreement”. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription” including without limitation the representations, warranties and covenants set forth in the schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely on the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Name of Subscriber: SciSparc Ltd.	Number of Units 22,500,000 x CAD$0.12
Account Reference (if applicable):_______________
By: /s/ Oz Adler /s/ Itschak Shrem	Aggregate Subscription Price: $ 2,700,000 (the “Subscription Price”)
Authorized Signature

Oz Adler – Chief Executive Officer, Itschak Shrem - Chairman

(Official Capacity or Title – if the Subscriber is not an individual)

Oz Adler – Chief Executive Officer, Itschak Shrem - Chairman

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

20 Raul Wallenberg, Tel Aviv, Israel

(Subscriber’s Residential Address, including Municipality and Province)

Telephone Number: 972-3-7175780

Email Address: oz@scisparc.com, shrem@shreminvest.com

SIN: ______________________________________

Business No.: ______________________________

Corporate Tax Account No.: ___________________

If the Subscriber is signing as agent for a Beneficial Purchaser and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

__________________________________________

(Name of Beneficial Purchaser)

___________________________________________

___________________________________________

___________________________________________

___________________________________________

(Beneficial Purchaser’s Residential Address)

Registration Instructions:

________________________________________

(Name)

________________________________________

(Account Reference, if applicable)

________________________________________

________________________________________

________________________________________

(Address, including Postal Code)

Delivery Instructions:

☐ Same as Registration Instructions

________________________________________

(Name)

__________________________________________

(Account Reference, if applicable)

________________________________________

________________________________________

________________________________________

(Address)

________________________________________

(Contact Name)                         (Telephone Number)

If the Subscriber, is not an individual (including a corporation, trust or a partnership), and at least one of the following applies:

(a) is an insider of the Corporation prior to closing of the Offering;

(b) will become an insider of the Corporation on closing of the Offering;

(c) is a member of an Aggregate Pro Group (as defined in the policies of the TSX Venture Exchange); or

(d) will hold 5% or more of the issued and outstanding Shares on closing of the Offering then CHECK ONE of the following:

☐  The Subscriber has previously filed with the TSX-V Form 4C, Corporate Placee Registration Form, and represents and warrants that there has been no change to any of the information in the Form 4C previously filed with the TSX Venture Exchange up to the date of this Agreement;

OR

☐  The Subscriber hereby delivers to the Corporation a duly signed and completed Form 4C Corporate Placee Registration Form, in the form attached hereto as SCHEDULE “F” with the TSX-V.

Securities Owned:

Number and kind of securities (including options, warrants, etc.) of the Corporation directly or indirectly owned, controlled, or directed, (if none, confirm by checking the appropriate box below):

☐ 63,000,000

OR

☐ I do not directly or indirectly own, control or direct any kind of securities of the Corporation.

Insider:

State whether Subscriber is an Insider* of the Corporation:

Yes ☐                             No ☐

Member of the Pro Group:

State whether the Subscriber is a member of the Pro Group*:

Yes ☐                              No ☐

* definitions at Section 1.1 of the attached Terms and Conditions

SUBSCRIPTION PROCEDURES

The Subscriber shall:

1.	carefully review the Subscription Agreement;

2.	obtain independent legal, financial and tax advice regarding the Subscription Agreement and the Subscriber’s investment in the Units, Shares, Warrants and Warrant Shares;

3.	submit a duly signed copy of the Subscription Agreement;

4.	submit a completed and duly signed copy of the Exemption Form in the form attached hereto as SCHEDULE “B”;

5.	if the Subscriber is resident in or otherwise subject to the laws of any of the Provinces or Territories of Canada and is purchasing the Units (the “Subscriber’s Units”) as an “accredited investor” as defined in NI 45-106 (as defined herein), provide a duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as SCHEDULE “C”;

6.	if the Subscriber is resident outside of North America, provide a duly executed Foreign Investor Certificate in the form attached hereto as SCHEDULE “D”;

7.	if the Subscriber is resident in or otherwise subject to the laws of any of the Provinces or Territories of Canada and is purchasing the Subscriber’s Units as a “friend, family or business associate” of the Corporation as defined in NI 45-106 (as defined herein), provide a duly completed and executed copy of the Friends, Family and Business Associates Certificate in the form attached hereto as SCHEDULE “E”;

8.	submit a completed and duly signed copy of the Form 4C Corporate Placee Registration Form, if applicable, in the form attached hereto as SCHEDULE “F”;

9.	deliver the Aggregate Subscription Price (as defined herein) payable by the Subscriber for the Subscriber’s Units to NeuroThera Labs Inc., at or before the Closing Time (as defined herein) on the Closing Date (as defined herein), by certified cheque or bank draft drawn on a Canadian chartered bank or trust company or a wire transfer in same day freely transferable Canadian dollars and payable in such manner as may be specified by the Corporation; and

10.	provide and submit any other documents or information required by the Securities Laws (as defined herein) and the TSXV (as defined herein) that the Corporation may request.

A completed and executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered by no later than 12:00 p.m. (Vancouver Time) on August 15, 2026.

NeuroThera Labs Inc.

Attention: Gabi Kabazo, CFO

Email: gkabazo@gmail.com

ACCEPTANCE

The Corporation hereby accepts the Subscriber’s subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties made by the Corporation in this Subscription Agreement will be true and correct in all material respects as of the Closing Date.

Dated this 13th day of August, 2026.

NEUROTHERA LABS INC.
per:	/s/ Gabi Kabazo
Gabi Kabazo Authorized Signing Officer

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS OF NEUROTHERA LABS INC.

ARTICLE 1
Interpretation

1.1 Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Beneficial Purchaser” has the meaning given to such term on the face page of this Subscription Agreement;

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business;

“Closing” has the meaning given to such term in Section 4.1;

“Closing Date” has the meaning given to such term in Section 4.1;

“Closing Time” has the meaning given to such term in Section 4.1;

“Control Person” means a person, company or combination of persons or companies described in clause (c) of the definition of “distribution” in subsection 1(1) of the Securities Act (Ontario);

“Corporation” means NeuroThera Labs Inc. and includes any successor corporation to or of the Corporation;

“DRS” has the meaning given to such term in Section 4.1;

“Insider” means (a) a director or senior officer of the Corporation, (b) a director or senior officer of a company that is an insider or subsidiary of the Corporation, or (c) any person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding;

“Offering” means the offering of Units pursuant to this Subscription Agreement;

“PCMLTFA” has the meaning given to such term in Section 6.1(x);

“Person” means any individual (whether acting as an executor, trust administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning;

“Pro Group” means a member (brokerage firm) of the TSXV, an employee, partner, officer, director or an ‘affiliate’ (a company controlling or under common control) of a member or an ‘associate’ (a company of which more than 10% of the voting shares are owned or controlled by such person, a partner of such person, a trust or estate of which a substantial beneficial interest is owned or of which such person is a trustee, a spouse or child of such person, or a relative of such person or their spouse living in the same home as such person) of any of the foregoing;

“Purchased Units” means the Units subscribed for and purchased by the Subscriber pursuant to this Subscription Agreement;

“Schedules” means Schedule “A” through Schedule “H” of this Subscription Agreement;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces of Canada, the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada, and the rules of the TSXV;

“Shares” has the meaning given to such term on the face page of this Subscription Agreement;

“Subscriber” has the meaning given to such term on the face page of this Subscription Agreement;

“Subscriber’s Units” has the meaning given to it under the heading “Subscription Procedures”;

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement;

“Subscription Price” has the meaning given to such term on the face page of this Subscription Agreement;

“Term Sheet” means the term sheet delivered to potential purchasers of Units, a copy of which is attached as Schedule “A” hereto;

“TSXV” means TSX Venture Exchange;

“TSXV Approval” means the conditional approval of the Offering by the TSXV;

“Units” has the meaning given to such term on the face page of this Subscription Agreement;

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

“U.S. Person” has the meaning given to such term in Rule 902(k) of Regulation S under the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrants” has the meaning given to such term on the face page of this Subscription Agreement;

“Warrant Certificate” has the meaning given to such term on the face page of this Subscription Agreement;

“Warrant Shares” has the meaning given to such term on the face page of this Subscription Agreement; and

“Warrant Term” has the meaning given to such term on the face page of this Subscription Agreement.

1.2 Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3 Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

1.4 Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2
SCHEDULES

2.1 Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

SCHEDULE “A”	Term Sheet
SCHEDULE “B”	Exemption Form
SCHEDULE “C”	Accredited Investor Certificate
SCHEDULE “D”	Certificate (for offshore subscribers)
SCHEDULE “E”	Friends, Family and Business Associates Certificate
SCHEDULE “F”	TSXV Form 4C Corporate Placee Registration Form
SCHEDULE “G”	TSXV Appendix 6A- Acknowledgement – Personal Information
SCHEDULE “H”	Corporation Wire Transfer Information (Canadian Funds)

ARTICLE 3
SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1 Subscription for the Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in ARTICLE 4 hereto.

3.2 The Offering

The Subscriber acknowledges that this subscription form part of the Offering consisting of the sale of Units for gross proceeds of up to CAD$5,400,000 which may be completed by the Corporation in one or multiple tranches. The Corporation has the option to increase or decrease the size of the Offering, subject to the approval of the TSXV, as the circumstances warrant.

3.3 Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4
CLOSING

4.1 Closing

Delivery and sale of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of the Corporation, being 325 Front Street West, 2nd Floor, Toronto, Ontario, M5V2Y1, Canada at 12:00 p.m. (Toronto time) (the “Closing Time”), in one or more closings, on or around August 15, 2026 or such other date or time as the Corporation and the Subscriber may agree (the “Closing Date”). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with, against delivery of the Subscription Agreements and payment as prescribed therein, the Corporation shall deliver certificates or direct registration system (“DRS”) statements representing the Shares, and Warrant Certificates representing the Warrants, and such other documentation as may be required pursuant to the Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of certificates or DRS statements representing the Units) have not been complied with to the satisfaction of the Subscriber, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

4.2 Conditions of Closing

The Offering is conditional upon, among other things, the Corporation obtaining TSXV Approval for the transaction contemplated herein.

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	payment by the Subscriber of the Subscription Price by certified cheque, bank draft, or wire transfer in Canadian dollars payable to “NeuroThera Labs Inc.”, or as the Corporation and the Subscriber may otherwise agree;

(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

NeuroThera Labs Inc.

325 Front Street West, 2nd Floor

Toronto, Ontario

M5V2Y1

Canada

Attention: Gabi Kabazo

Email: gkabazo@gmail.com

(c)	the Subscriber having properly completed, signed and delivered SCHEDULE “B” and one of either SCHEDULE “C”, SCHEDULE “D” or SCHEDULE “E”, as applicable; and

(d)	if the Subscriber is not an individual, the Subscriber having properly completed, signed and delivered SCHEDULE “F”, if applicable.

ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

5.1 Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents and warrants to, and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	The Corporation is a corporation duly incorporated and organized under the laws of the Province of Ontario and is presently in good standing thereunder with full corporate power to own its properties and carry on its business as now being conducted.

(b)	The Corporation has full power and authority to enter into this Subscription Agreement and perform the same and do all other acts which may be necessary to consummate the transaction contemplated hereby.

(c)	The Units, Shares and Warrants being sold to the Subscriber in accordance with the provisions hereof will be validly issued and outstanding as fully paid and non-assessable securities of the Corporation.

(d)	The authorization, execution, delivery and performance by the Corporation of the Subscription Agreements and the issue and sale of the Units do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party.

(e)	The latest financial statements as filed on www.sedarplus.ca accurately reflect the financial position of the Corporation as at the date thereof and no material changes in such position have taken place since the date thereof, save in the ordinary course of the Corporation’s business or as publicly announced.

(f)	The Corporation has complied fully with the requirements of the Securities Laws in the jurisdiction in which the Units will be distributed and the act pursuant to which it was incorporated and its regulations.

(g)	The Corporation is a reporting issuer in good standing in the Provinces of Ontario, British Columbia, and Alberta and has received all necessary regulatory approvals for the transactions contemplated hereby.

(h)	This Subscription Agreement has been duly executed and delivered by the Corporation and is a valid agreement enforceable in accordance with its terms.

(i)	The Units are not being sold by the Corporation to the Subscriber with knowledge of any material fact about the Corporation that has not been generally disclosed.

ARTICLE 6
ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

6.1 Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	The Subscriber and each Beneficial Purchaser, if any, is resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Purchased Units and the Subscriber and any Beneficial Purchaser were solicited to purchase in such jurisdiction.

(b)	The Subscriber has the legal capacity and competence to execute this agreement and to take all actions required pursuant hereto and all necessary approvals by directors, shareholders and members of the Subscriber, or otherwise, have been given to authorize it to execute and deliver this agreement and to take all actions required pursuant hereto.

(c)	The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the applicable certificate(s) and/or form(s) (dated as of the date hereof) set forth in SCHEDULE “B” through SCHEDULE “G” and the information contained therein is true and correct.

(d)	The representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(e)	The Subscriber or any person for whom it is acting is neither a U.S. Person nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States.

(f)	Neither the Subscriber nor any person for whom it is acting will offer, sell or otherwise dispose of the Units, Shares, Warrants or Warrant Shares in the United States or to a U.S. Person unless the Corporation has consented to such offer, sale, or disposition, and such offer, sale, or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or in accordance with the registration and prospectus delivery requirements of the U.S. Securities Act.

(g)	If the Subscriber, or any Beneficial Purchaser is not a person resident in Canada, the subscription for the Purchased Units by the Subscriber or such Beneficial Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber or such beneficial purchaser resides and does not give rise to any obligation of the Corporation to prepare and file a prospectus or similar document or to register the Units, Shares, Warrants or Warrant Shares or to be registered with or to file any report or notice with any governmental or regulatory authority.

(h)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(i)	The Subscriber is subscribing for the Purchased Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the Purchased Units , or if it is not subscribing as principal, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Purchaser for which it is acting.

(j)	In the case of a subscription for the Purchased Units by a Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each Beneficial Purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Units, Shares, Warrants and Warrant Shares and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Corporation may be required by law to disclose the identity of each Beneficial Purchaser.

(k)	In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any Beneficial Purchaser.

(l)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(m)	A commission or finder’s fee may be paid in connection with the transaction contemplated herein. There are no other arrangements or persons acting or purporting to act in connection with the transactions contemplated herein which creates any entitlement to any brokerage or commission or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for Units other than as provided for herein, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(n)	The Subscriber is not, with respect to the Corporation or any of its affiliates, a Control Person.

(o)	If required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Units as may be required by any securities commission, stock exchange or other regulatory authority.

(p)	The Subscriber covenants and agrees to comply with applicable securities legislation in Canada, and any other relevant securities legislation, rules, regulations, orders, or policies concerning the purchase, holding of, and resale of the Purchased Units.

(q)	The Subscriber, and each Beneficial Purchaser, if any, has been advised to consult its own legal advisors with respect to trading in the Units, Shares, Warrants and Warrant Shares and with respect to the resale restrictions imposed by the Securities Laws of the province in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or Beneficial Purchasers for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(r)	The Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Purchased Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber’s decision to subscribe for the Purchased Units was based solely upon the Term Sheet attached hereto as Schedule “A” and information about the Corporation which is publicly available.

(s)	The Subscriber is not purchasing the Purchased Units with knowledge of material information concerning the Corporation which has not been generally disclosed.

(t)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Units, Shares, Warrants or Warrant Shares;

(ii)	that any person will refund the Subscription Price; or

(iii)	as to the future price or value of the Units, Shares, Warrants or Warrant Shares.

(u)	The subscription for the Purchased Units has not been made through or as a result of, and the distribution of the Units is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(v)	The Subscriber shall promptly provide evidence of the foregoing representations, warranties and covenants at any time or times as the Corporation reasonably requires.

(w)	There are risks associated with the purchase of and investment in the Units and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Units and the securities issuable thereunder and fully understands the restrictions on resale of the Units and is capable of bearing the economic risk of the investment.

(x)	The funds representing the Subscription Price that will be advanced by the Subscriber to the Corporation hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation or its advisors may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (a) none of the Subscription Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

6.2 Acknowledgments and Further Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

(a)	The Subscriber has received a copy of the Term Sheet setting out the principal terms of the Offering.

(b)	The aggregate gross proceeds of the Offering will be up to CAD$5,400,000, subject to increases at the sole discretion of the Corporation.

(c)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Units.

(d)	The Units, Shares, Warrants and Warrant Shares will be subject to statutory resale restrictions under the Securities Laws of the province in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Units except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance.

(e)	The ability to transfer the Units, Shares, Warrants or Warrant Shares is limited by, among other things, applicable Securities Laws and the Corporation shall refuse, and shall instruct its transfer agent to refuse, to register any transfer that does not comply with the Securities Laws.

(f)	Neither the Corporation nor any of its respective officers, directors, employees, shareholders, representatives, affiliates, related entities and associates, or any persons acting on its or their behalf, will in any circumstances be liable to the Subscriber under, arising out of or in any way connected with this Subscription Agreement for any indirect or consequential loss or damage whether arising in contract or tort (including for negligence or statutory duty) and the Subscriber should obtain its own independent legal advice in connection with the transactions contemplated hereby.

(g)	The certificates or DRS statements representing the Shares and the Warrant Certificates will bear, as of the Closing Date, legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR (4) MONTHS AND A (1) DAY AFTER THE DISTRIBUTION DATE].

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE THAT IS FOUR (4) MONTHS AND A (1) DAY AFTER THE DISTRIBUTION DATE.”

(h)	The Subscriber and each Beneficial Purchaser shall execute, deliver, file, and otherwise assist the Corporation with filing all documentation required by the applicable Securities Laws to permit the subscription for the Purchased Units and the issuance of the Units.

(i)	The Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Purchased Units under applicable Securities Laws and the Subscriber agrees to indemnify the Corporation, and each of its directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(j)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Purchased Units pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(k)	The Units are being offered pursuant to an exclusion from the registration requirements of the U.S. Securities Act pursuant to Regulation S promulgated thereunder. The Units have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States or to U.S. Persons unless registered under such act or an exemption from the registration requirements of such act is available.

(l)	The Subscriber, and each Beneficial Purchaser, if any, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(m)	There is no government or other insurance covering the Units.

(n)	There are risks associated with the purchase of the Units, and the Subscriber acknowledges that it has had access to such information concerning the Corporation as it has considered necessary in connection with its investment decisions to invest in the Units.

(o)	The Subscriber has had an opportunity to ask questions of and receive answers from the Corporation, or a person acting on the Corporation’s behalf, concerning the terms and conditions of an investment in the Units and the business and affairs of the Corporation, and all such questions have been answered to the full satisfaction of the Subscriber.

(p)	This Subscription Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under the Securities Laws and other applicable securities laws, preparing and registering the Units to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation and its advisors to: (a) stock exchanges or securities regulatory authorities, (b) the Canada Revenue Agency, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of this Subscription Agreement (including all Schedules) and any other document relating to the Offering as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Beneficial Purchaser, as applicable.

(q)	If the Subscriber is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Subscriber on page 1 of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Corporation is relying on in selling the Units to the Subscriber will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario. Each Subscriber (for certainty including each Beneficial Purchaser) hereby authorizes the indirect collection of such information by the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Support Clerk at Telephone: (416) 593-3684, Facsimile: (416) 593-8122 or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

(r)	The Subscriber hereby acknowledges and consents to the collection, use, and disclosure of certain personal information by the British Columbia Securities Commission, including the publishing or otherwise making available to the public, personal information including, for individuals, their name, number and type of securities purchased, the purchase price therefor, and their insider or registrant status, if applicable, and for non-individual Subscribers, the above information and their address, contact person name and telephone number and the exemption that the Subscriber is relying on in purchasing the Units.

(s)	In addition, the Subscriber agrees and acknowledges that the TSXV collects personal information in forms submitted by the Corporation, which will include personal information regarding the Subscriber and may use this information in the manner provided for in Appendix 6A to the TSXV Corporate Finance Policy Manual, a copy of which is attached to this Subscription Agreement as SCHEDULE “G”.

6.3 Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Units under the Securities Laws. The Subscriber further agrees that by accepting the Purchased Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Purchased Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Units.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

7.2 Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation.

ARTICLE 8
COLLECTION OF PERSONAL INFORMATION

8.1 Collection of Personal Information

The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Corporation is collecting the Subscriber’s (and any Beneficial Purchaser’s) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber (on its own behalf and, if applicable, on behalf of any Beneficial Purchaser) acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any Beneficial Purchaser) further acknowledges and consents to the fact the Corporation may be required by applicable Securities Laws, stock exchange rules, and the Canadian Investment Regulatory Organization rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any Beneficial Purchaser). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all Beneficial Purchasers.

ARTICLE 9
GENERAL

9.1 Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2 Notices

(a)	Any notice, document or other communication required or permitted by this agreement to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, of if sent by prepaid ordinary mail posted or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed to such party as follows:

(i)	if to the Corporation, to:

(i)	NeuroThera Labs Inc. 325 Front Street West, 2nd Floor

Toronto, Ontario, M5V2Y1, Canada

Attention: Gabi Kabazo, CFO

Email: gkabazo@gmail.com

(ii)	in the case of notice to the Subscriber, to the Subscriber’s residential address as set forth on the face page to this Subscription Agreement.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3 Time of the Essence

Time shall in all respects be of the essence of this Agreement.

9.4 Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.5 Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.6 Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.7 Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8 Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9 Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

[The remainder of this page has been left intentionally blank. Signature page follows.]

SCHEDULE “A”

TERM SHEET

NEUROTHERA LABS INC.

PRIVATE PLACEMENT OF UNITS

UP TO CAD$5,400,000

Issuer:	NEUROTHERA LABS INC. (the “Corporation”).

Issue:	Private placement offering (the “Offering”) of up to 45,000,000 units of the Corporation (“Offered Units”)

Issue Price and size:	CAD$0.12 per Offered Unit (the “Offered Unit Issue Price”) for gross proceeds of up to CAD$5,400,000

Units:	Each Unit is comprised of one (1) common share (a “Share”) of the Corporation and one (1) Share purchase warrant (a “Warrant”) of the Corporation. Each whole Warrant will entitle the holder thereof to purchase one common share at price in USD equivalent to CAD$0.16 for a period of 36 months after the closing date of the Offering (the “Warrant Term”).

Selling Jurisdictions:

The Offered Units will be offered on a private placement basis only pursuant to applicable exemptions from the prospectus requirements in each of the provinces in Canada under National Instrument 45-106 – Prospectus and Registration Exemptions, and in such other jurisdictions without the use of an offering memorandum as defined in OSC Rule 14-501.

No prospectus will be filed with any securities regulatory authority to qualify the Offered Units for distribution to the public.

Accelerated Expiry:	The Warrants will have an acceleration provision whereby upon the securities of NeuroThera being approved for trading on the Nasdaq Stock Market, NeuroThera will accelerate the expiry date of 50% of the unexercised Warrants.

Use of Proceeds:	The Corporation intends to use the net proceeds raised from the Offering for general corporate purposes and working capital.

Finder’s Fees	The Corporation may pay finder’s fees in respect to the Offering, in accordance with the policies of the TSXV.

Hold Period:	The Offered Units and the securities issuable thereunder will be subject to a four month hold period in accordance with applicable Canadian securities laws.

Listing:	The closing of the Offering is subject to the conditional listing of the Offered Units on the TSXV.

Closing Date:	On or about August 15, 2026, or such other date as may be agreed upon by the Corporation (the “Closing Date”).

SCHEDULE “B”

EXEMPTION FORM

SCHEDULE “C”

ACCREDITED INVESTOR CERTIFICATE

Annex 1 to Schedule “C”

Form 45-106F9

Form for Individual Accredited Investors

SCHEDULE “D”

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR SUBSCRIBERS OUTSIDE OF CANADA AND THE UNITED STATES

SCHEDULE “E”

FRIENDS, FAMILY AND BUSINESS ASSOCIATES CERTIFICATE

FOR CANADIAN PURCHASERS

EXHIBIT “A” to Schedule “E”

ANNEX 1 TO SCHEDULE “E”

ONTARIO RESIDENTS ONLY

SCHEDULE “F”

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

SCHEDULE “G”

APPENDIX 6A

ACKNOWLEDGEMENT – PERSONAL INFORMATION

SCHEDULE “H”

NEUROTHERA LABS INC. WIRE TRANSFER INFO FOR CANADA FUNDS